UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 3, 2023

StepStone Private Credit Fund LLC

(Exact name of registrant as specified in its charter)

Delaware	814-01624	92-0758580
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

450 Lexington Avenue, 31st Floor New York, New York	10017
(Address of principal executive offices)	(Zip Code)

(212) 698-3500

(Registrant’s telephone number, including area code)

n/a

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

The information contained in Item 2.03 of this Current Report on Form 8-K is incorporated by reference in this Item 1.01.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On July 3, 2023, Stepstone Private Credit Fund LLC (the “Company”), through a special purpose wholly-owned subsidiary, StepStone Great Lakes SPV Facility II LLC (“SPV Facility II”), entered into an amendment (the “First Amendment”) to that certain Loan and Security Agreement, dated as of May 1, 2023 (as amended by the First Amendment, the “BMO Loan and Security Agreement”), among the Company, as the fund and as the manager, SPV Facility II, as the borrower, and Bank of Montreal, a Canadian chartered bank acting through its Chicago Branch (“BMO”), as a lender and as administrative agent and collateral agent.

The First Amendment provides for, among other things, (1) a funded amount from the lenders of $100,750,000 as of the amendment effective date and (2) an increase in the maximum total commitments of the lenders under the accordion provision in the BMO Loan and Security Agreement to $125,000,000, in each case, subject to the satisfaction of certain conditions.

The above summary is not complete and is qualified in its entirety to the full text of the First Amendment and related documents. A copy of the First Amendment is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Amendment No. 1 to Loan and Security Agreement, dated as of July 3, 2023, among the Company, SPV Facility II, and BMO, as a lender and as administrative agent.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 3, 2023

StepStone Private Credit Fund LLC

By:	/s/ Joseph Cambareri
Name:	Joseph Cambareri
Title:	Chief Financial Officer and Corporate Secretary

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